Exhibit 10.2

SECOND AMENDMENT TO

EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (this “Amendment”), dated May __, 2021, and effective for all purposes as of November 6, 2020 (the “Effective Date”), amends that certain Employment Agreement dated February 24, 2021, as amended by the First Amendment and Correction to Employment Agreement dated March 1, 2021 (“the “First Amendment” and such Employment Agreement as amended by the First Amendment, the “Employment Agreement”), by and between Ozan Pamir, an individual (“Pamir”) and Katexco Pharmaceuticals Corp., a British Columbia corporation (“Katexco”), and 180 Life Sciences Corp., a Delaware corporation, and the indirect parent company of Katexco (“180 Life”), on, and subject to, the terms below. Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Employment Agreement.

WHEREAS, the First Amendment provided for Pamir to receive payment from the Company’s subsidiary, Katexco Pharmaceuticals Corp., a British Columbia corporation, instead of 180 Life; and

WHEREAS, Executive, Katexco and 180 Life desire to enter into this Amendment to amend the Employment Agreement on the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the parties hereby acknowledge and confirm the receipt and sufficiency thereof, the parties hereto agree as follows:

1.               Amendments to Employment Agreement. Effective as of the Effective Date:

(a)             “Section 3(g) of the Employment Agreement is amended and restated as follows:

“(g) All cash compensation payable to Executive pursuant to this Agreement shall be paid to Executive by the Company.”

2.               Effect of Amendment. Upon the effectiveness of this Amendment, each reference in the Employment Agreement to “Employment Agreement”, “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Employment Agreement, as applicable, as modified and amended hereby.

3.               Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflicts of law principles.

4.               Heirs, Successors and Assigns. This Amendment shall bind and inure to the benefit of the parties and their respective successors and permitted assigns. Neither party shall be able to assign this Amendment without the prior written consent of the other party.

Second Amendment to Employment Agreement

5.               Counterparts and Signatures. This Amendment and any signed agreement or instrument entered into in connection with this Amendment, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

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Second Amendment to Employment Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written to be effective as of the Effective Date.

EXECUTIVE

/s/ Ozan Pamir
Ozan Pamir

KATEXCO

Katexco Pharmaceuticals Corp.

By:	/s/ Ozan Pamir

Its:	Chief Financial Officer

Printed Name:	Ozan Pamir

180 LIFE

180 Life Sciences Corp.

By:	/s/ James N. Woody, M.D., Ph.D.

Its:	Chief Executive Officer

Printed Name:	James N. Woody, M.D., Ph.D.

Second Amendment to Employment Agreement